UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 12, 2009

ATS Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-51552	11-3747850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7925 Jones Branch Drive, McLean, Virginia		22102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (571) 766-2400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02        Results of Operations and Financial Conditions

On March 12, 2009, ATS Corporation (the “Company”) announced its financial results for the quarter and fiscal year ended December 31, 2008.  The press release containing the announcement is attached hereto as Exhibit 99.1

Item 8.01        Other Events

On March 4, 2009, the Company reported that it will hold its annual meeting of stockholders on May 5, 2009 at its headquarters, 7925 Jones Branch Drive, McLean, Virginia 22102 at 9:30 a.m. local time.  Stockholders of record at the close of business on March 16, 2009 are entitled to notice of and to vote at the meeting.  The Company previously reported a record date of March 15, 2009.

Item 9.01        Financial Statements and Exhibits

(d) Exhibits

99.1      Press Release dated March 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       March 12, 2009

ATS CORPORATION

By:	/s/ Dr. Edward H. Bersoff
Dr. Edward H. Bersoff
Chairman, President and Chief Executive Officer